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                                                                    EXHIBIT 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     To TeamStaff, Inc.

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated December 29, 2000, included in TeamStaff, Inc.'s Form 10-K for the year ended September 30, 2000, and to all references to our Firm included in this registration statement.


     November 30, 2001


                                                 /s/ ARTHUR ANDERSEN LLP


                                                 ARTHUR ANDERSEN LLP